UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 18, 2022

(Date of earliest event reported)

NovAccess Global Inc.

(Exact name of registrant as specified in its charter)

Colorado	000-29621	84-1384159
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8584 E. Washington Street, No. 127, Chagrin Falls, Ohio 44023
(Address of principal executive offices) (Zip Code)

(213) 642-9268

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2022, the board of directors of NovAccess Global Inc. voted to expand the size of the company’s board to three members and appointed Jason M. Anderson to the board to fill the resulting vacancy. Mr. Anderson qualifies as an “independent director” under the OTCMarkets’ OTCQX Rules for US Companies. We believe that Mr. Anderson’s extensive biotechnology and business experience will contribute significantly to the success of NovAccess. Additional information about Mr. Anderson follows.

Jason M. Anderson, age 48, is experienced in the fields of biological discovery, genomic modeling, drug development and national security. From 2016 to 2020, he served as a co-founder and member of the board of EdenRoc Sciences, LLC, a privately held biotechnology company formed to cultivate world-class life sciences start-up companies including Liberty Biosecurity, LLC, where Mr. Anderson served as co-founder and chief executive officer from 2014 to 2020. This integrated life sciences platform managed an intellectual property portfolio of more than 150 granted patents and applications in pharmaceuticals, novel biology, genomics, and molecular diagnostics. Mr. Anderson guided activities that led to the development of new biotechnology capabilities for both industry and government. From 1998 to 2014, Mr. Anderson served as a diplomat for the United States Department of State. He is experienced in the management of economic, political, and national security portfolios and speaks Spanish and Mandarin Chinese. Mr. Anderson has co-authored several granted patents in the life sciences and speaks on international and biotechnology innovation. He holds a Master of Science in Comparative Politics from the London School of Economics and Political Science and a Bachelor of Arts in Political Science and History from the University of California, San Diego.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NovAccess Global Inc.

Dated: March 24, 2022	By: /s/ Dwain K. Morris-Irvin Dwain K. Morris-Irvin Chief Executive Officer